Filed Pursuant to Rule 433 Registration Statement No. __________ Issuer Free Writing Prospectus Dated October __, 2015 Relating to Preliminary Prospectus Supplement Dated October __, 2015 Citizens Community Bancorp Inc. Hovde 2019 Community Bank Investor Conference 2019 Third Quarter 1

Cautionary Notes and Additional Disclosures CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of Citizens Community Bancorp, Inc. (“CZWI” or the “Company”) and its subsidiary, Citizens Community Federal, National Association (“CCFBank”) . The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words “believe,” “expect,” “estimates,” “intend,” “anticipate,” “estimate,” “project,” “seek,” “target,” “potential,” “focus,” “may,” “preliminary,” “could,” “should” or similar expressions. These forward-looking statements express management’s current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. These uncertainties include conditions in the financial markets and economic conditions generally; the possibility of a deterioration in the residential real estate markets; interest rate risk; lending risk; the sufficiency of loan allowances; changes in the fair value or ratings downgrades of our securities; competitive pressures among depository and other financial institutions; our ability to realize the benefits of net deferred tax assets; our ability to maintain or increase our market share; acts of terrorism and political or military actions by the United States or other governments; legislative or regulatory changes or actions, or significant litigation, adversely affecting the Company or Bank; increases in FDIC insurance premiums or special assessments by the FDIC; disintermediation risk; our inability to obtain needed liquidity; risks related to the integration of F&M into the Company’s operations; the risk that the combined company may be unable to retain the Company and/or F&M personnel successfully after the F&M Merger is completed; our ability to successfully execute our acquisition growth strategy; risks posed by acquisitions and other expansion opportunities, including difficulties and delays in integrating the acquired business operations or fully realizing the cost savings and other benefits; our ability to raise capital needed to fund growth or meet regulatory requirements; the possibility that our internal controls and procedures could fail or be circumvented; our ability to attract and retain key personnel; our ability to keep pace with technological change; cybersecurity risks; changes in federal or state tax laws; changes in accounting principles, policies or guidelines and their impact on financial performance; restrictions on our ability to pay dividends; and the potential volatility of our stock price. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward- looking statements. Such uncertainties and other risks that may affect the Company's performance are discussed further in Part I, Item 1A, "Risk Factors," in the Company's Form 10-K, for the year ended September 30, 2018 filed with the Securities and Exchange Commission ("SEC") on December 10, 2018, Part I, Item 1A, "Risk Factors," in the Company’s Form 10-KT for the transition period ended December 31, 2018 filed with the SEC on March 8, 2019, and the Company's subsequent filings with the SEC. The Company undertakes no obligation to make any revisions to the forward-looking statements contained herein or to update them to reflect events or circumstances occurring after the date hereof. UNAUDITED PRO FORMA FINANCIAL INFORMATION This presentation contains certain unaudited pro forma information regarding the financial condition and results of operations of the company after giving effect to the acquisition of F. & M. Bancorp. of Tomah, Inc. (“F&M”) and other pro forma adjustments. The unaudited pro forma information assumes that the acquisition is accounted for under the acquisition method of accounting, and that the assets and liabilities of F&M will be recorded by CZWI at their respective fair values as of the date the acquisition is completed. The unaudited pro forma balance sheet gives effect to the transaction as if the acquisition had occurred on June 30, 2019. The unaudited pro forma information has been derived from and should be read in conjunction with the consolidated financial statements and related notes of CZWI, which are included in its Annual Report on Form 10-K for the year ended September 30, 2018, its Form 10-KT for the transition period ended December 31, 2018 filed with the SEC on March 8, 2019, and subsequent Quarterly Reports on Form 10-Q. The unaudited pro forma information is presented for illustrative purposes only and does not indicate the financial results of the combined company had the companies actually been combined at the beginning of each period presented, nor the impact of possible business model changes. This unaudited pro forma information reflects adjustments to illustrate the effect of the acquisition had it been completed on the date indicated, which are based upon preliminary estimates, to record F&M’s identifiable assets acquired and liabilities assumed at fair value and the resulting goodwill recognized. The unaudited pro forma information also does not consider any potential effects of changes in market conditions on revenues, potential revenue enhancements, or asset dispositions, among other factors. NON-GAAP FINANCIAL MEASURES These slides may contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Non·GAAP financial measures referred to herein include net income as adjusted, EPS as adjusted, ROAA as adjusted, ROATCE, tangible book value per share, efficiency ratio, efficiency ratio as adjusted and tangible common equity / tangible assets. Reconciliations of all non·GAAP financial measures used herein to the comparable GAAP financial measures in the appendix at the end of this presentation. 2

Cautionary Notes and Additional Disclosures (Cont’d) Additional Information and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. CZWI’s Form 10-K, for the year ended September 30, 2018 filed with the Securities and Exchange Commission ("SEC") on December 10, 2018, Form 10-KT for the transition period ended December 31, 2018 filed with the SEC on March 8, 2019, and any other documents filed by CZWI with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from CZWI's website at www.ccf.us, or by directing a request to CZWI’s CFO, Jim Broucek at Citizens Community Bancorp, Inc., 2174 EastRidge Center, Eau Claire, Wisconsin 54701, Attention: James S. Broucek or by e-mail at jbroucek@ccf.us. 3

CZWI Focus Items ENHANCING THE QUANTITY AND QUALITY OF EARNINGS We are enhancing shareholder value by improving the loan and deposit mix, deepening customer relationships and strengthening other sources of revenue. EXPERTISE IN COMMERCIAL & AG BANKING We take pride in serving small and mid-sized business and Ag operators in our communities with the best professionals, products and process. EXPERIENCED & PROVEN STRATEGIC LEADERSHIP TEAM Our team has over 182 years of banking experience to draw upon with national, regional and community banks. ENTERPRISE PRODUCTIVITY & RISK MANAGEMENT We are leveraging technology to improve productivity and support future growth, while proactively managing operating and credit risk. 4

Key Market Differentiators • Serving small to mid-sized • Experienced, energetic entrepreneurs leadership team • Responsive professionals • Accountability for doing the • Products to compete vs. big right thing and getting results banks, superior to smaller • Entrepreneurial spirit, winning community banks attitude BUSINESS CULTURE MODEL STRATEGIC GROWTH CREDIT • Loan and deposit growth • Prudent risk taking through prudent M&A • Process driven, transparent • Robust commercial loan and • Nimble, centralized approval deposit growth process • Quality and quantity of • Proactive risk management earnings improving 5

Execution of Current Business Strategy Total Loans Loans/Deposits $1,200 $1,124 120% $993 $1,020 $1,020 $1,000 110% 103% 102% $759 99% 99% 99% 100% $800 $733 100% 97% $574 $600 90% $400 80% $200 70% $0 60% 2016 2017 2018 Dec-18 Mar-19 Jun-19 Sep-19 2016 2017 2018 Dec-18 Mar-19 Jun-19 Sep-19 NPA / Assets (1) Net Interest Margin 4.00% 3.00% 3.56% 3.42% 3.43% 3.50% 3.27% 3.31% 3.30% 3.34% 2.50% 3.00% 2.00% 2.50% 1.49% 1.46% 1.50% 2.00% 1.14% 1.18% 1.03% 1.50% 1.00% 0.83% 0.62% 1.00% 0.50% 0.50% 0.00% 0.00% 2016 2017 2018 Dec-18 Mar-19 Jun-19 Sep-19 2016 2017 2018 Dec-18 Mar-19 Jun-19 Sep-19 (1) Nonperforming assets include nonaccrual loans, accruing loans past due 90 days or more, other real estate owned, and other collateral owned Note: 2016, 2017 and 2018 refers to the fiscal years ended September 30; Dec -18 refers to the 3 – Month period ended December 31, 2018. March -19 refers to the 3 – Month period ended March 31, 2019; June –19 refers to the 3- Month period ended June 30, 2019; Sept – 19 refers to the 3 – month period ended September 30, 2019. Source: SEC filings; Company documents 6

Citizens Community Bancorp Inc.

Net Income and Diluted EPS


Net Income
3 Months
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$2,573
$3,563
$2,499
$4,221
$4,283
$4,962
$1,261
$2,094
$953
$1,723
$4,107
$2,575
$1,234
$3,395
2016
2017
2018
Dec-18
Mar-19
Jun-19
Sep-19
Net Income
Net Income as Adjusted


Diluted EPS
3 Months
$1.00
$0.75
$0.50
$0.25
$0.00
$0.49
$0.67
$0.46
$0.78
$0.58
$0.68
$0.12
$0.19
$0.09
$0.16
$0.37
$0.23
$0.11
$0.30
2016
2017
2018
Dec-18
Mar-19
Jun-19
Sep-19
Diluted EPS
Diluted EPS Income as Adjusted

Net Income as Adjusted and Diluted EPS Income as Adjusted are non-GAAP financial measures, which management believes may be helpful in understanding the Company's results of operations or financial position and comparing results over different periods. Reconciliation of Income and Diluted EPS Income as Adjusted to the comparable GAAP financial measure can be found in the appendix of this presentation. These measures should not be viewed as a substitute for operating results determined in accordance with GAAP.

Note: 2016, 2017 and 2018 refers to the fiscal years ended September 30; Dec -18 refers to the 3 – Month period ended December 31, 2018. Mar–19 refers to the 3- Month period ended March 31, 2019; Jun-19 refers to the 3- Month period ended June 30, 2019; Sept – 19 refers to the 3 – month period ended September 30, 2019.
Source: SEC filings; Company documents

7

Citizens Community Bancorp Inc.

Return on Average Assets and Return on Average Tangible Common Equity



ROAA
3 Months
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.40%
0.56%
0.34%
0.58%
0.45%
0.53%
0.42%
0.73%
0.29%
0.57%
1.23%
0.77%
0.34%
0.93%
2016
2017
2018
Dec-18
Mar-19
Jun-19
Sep-19
ROAA
ROAA Income as Adjusted



ROATCE
3 Months
20.0%
15.0%
10.0%
5.0%
0.0%
4.4%
6.2%
4.3%
7.3%
4.8%
5.6%
4.6%
7.9%
3.8%
7.4%
16.1%
10.1%
4.6%
12.6%
2016
2017
2018
Dec-18
Mar-19
Jun-19
Sep-19
ROATCE
ROATCE Income as Adjusted

Return on average assets (ROAA), return on average assets as adjusted, return on average tangible common equity (ROATCE) and return on average tangible common equity as adjusted are non-GAAP measures, which management believes may be helpful in better understanding the underlying business performance trends related to average assets and average tangible equity. Reconciliations of ROAA as adjusted and ROTCE as adjusted can be found in the appendix of this presentation. These measures should not be viewed as substitutes for operating results determined in accordance with GAAP.

Note: 2016, 2017 and 2018 refers to the fiscal years ended September 30; Dec -18 refers to the 3 – Month period ended December 31, 2018. Mar–19 refers to the 3- Month period ended March 31, 2019; Jun-19 refers to the 3- Month period ended June 30, 2019; Sept – 19 refers to the 3 – month period ended September 30, 2019.
Source: SEC filings; Company documents

8

Citizens Community Bancorp Inc.

Efficiency Ratio and Tangible Book Value


Efficiency Ratio
90%
80%
70%
60%
50%
40%
84%
77%
85%
75%
79%
78%
78%
68%
80%
72%
61%
70%
85%
66%
2016
2017
2018
Dec-18
Mar-19
Jun-19
Sep-19
Efficiency Ratio
Efficiency Ratio Income as Adjusted


Book Value Per Share
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$12.27
$11.22
$12.48
$9.78
$12.45
$11.05
$12.62
$9.06
$12.59
$9.07
$13.04
$9.56
$13.13
$9.60
2016
2017
2018
Dec-18
Mar-19
Jun-19
Sep-19
Book Value Per Share
TBVPS

The Efficiency ratio, efficiency ratio income as adjusted and tangible book value per share are non-GAAP measures, which management believes may be helpful in better understanding the underlying business performance trends related to non-interest expense and tangible book value. Reconciliations of the efficiency ratio as adjusted and tangible book value to their comparable financial measures can be found in the appendix of this presentation. These measures should not be viewed as substitutes for operating results determined in accordance with GAAP.

Note: 2016, 2017 and 2018 refers to the fiscal years ended September 30; Dec -18 refers to the 3 – Month period ended December 31, 2018. Mar–19 refers to the 3- Month period ended March 31, 2019; Jun-19 refers to the 3- Month period ended June 30, 2019; Sept – 19 refers to the 3 – month period ended September 30, 2019.
Source: SEC filings; Company documents

9

Citizens Community Bancorp Inc.

Loan Portfolio

- CZWI has transformed its loan portfolio through organic growth and acquisitions
- Change has occurred from a primarily consumer focused portfolio to a diversified mix consisting of commercial real estate, agricultural and commercial business loans
- Credit quality remains a focus in conjunction with loan growth
- September 2019 quarter reflects the purchase of $130.3 million due to F&M acquisition.



$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
2016 FY
2017 FY
2018 FY
Dec-18
Mar-19
Jun-19
Sep-19
Investor 1-4 CRE
Multifamily
C&I
Non-Owner Occ. CRE
Owner-Occ. CRE
HELOC
Ag. Non-RE
Ag. Real Estate
C&D - Commercial
C&D - 1-4 Family
Cons & Other

($000s)	2016 FY	2017 FY	2018 FY	Dec-18	Mar-19	Jun-19	Sep-19
1-4 Family	177,895	194,486	160,876	161,123	155,537	147,191	144,343
Cons & Other	188,009	135,955	97,089	91,805	84,380	76,935	61,664
C&D - 1-4 Family	$2,239	$2,584	$4,554	$12,026	$11,142	$10,534	$10,585
C&D - Commercial	$16,580	$19,708	$17,739	$22,691	$42,446	$52,071	$65,550
Ag. Real Estate	28,198	68,002	70,517	86,015	90,920	92,137	89,441
Ag. Non-RE	14,647	23,873	26,549	36,327	36,254	36,827	39,827
HELOC	7,604	50,564	44,351	49,660	47,463	45,290	43,262
Owner-Occ. CRE	23,311	56,122	72,360	137,205	138,605	146,563	201,890
Investor 1-4 CRE	34,340	50,938	59,968	66,024	84,105	80,023	91,119
Non-Owner Occ. CRE	31,289	52,902	84,375	154,730	145,820	147,855	172,037
C&I	31,001	55,251	76,254	112,427	105,803	107,754	127,232
Multifamily	19,135	26,228	48,061	69,400	83,961	83,423	87,758
Total Gross Loans	**$574,248**	**$736,613**	**$762,693**	**$999,433**	**$1,026,436**	**$1,026,603**	**$1,134,708**

MRQ Yield
5.08%

Source: Company Documents; Call Report

10

Commercial Loan Detail . Commercial loan portfolio well diversified . Total portfolio of $874.9 million at 09/30/2019, which includes impact of F&M acquisition. . Strong growth in all commercial loan categories . Average note size is under $280 thousand ($000) $350 $329.1 $325.4 AG $300 $283.4 $254.4 C&I & Own. Occ. $250 CRE ($M) Jun-19 Sep-19 C&D $52.1 $65.6 CRE $200 Non-Owner Occ. CRE 147.9 172.0 Investor 1-4 CRE 80.0 91.1 $150 $128.9 $129.3 Investor 1-4 CRE Multifamily 83.4 87.8 $91.1 $100 $80.0 Ag. Real Estate 92.1 89.5 Ag. Non-RE 36.8 39.8 $50 Owner-Occ. CRE 146.6 201.9 C&I 107.8 127.2 $0 Jun-19 Sep-19 Total Gross Commercial Loans $746.7 $874.9 Source: Company documents, S&P Global Market Intelligence, bank level regulatory data (call report) 11

Deposit Composition $1,200,000 $1,000,000 . June 2019 Quarter reflects the CDs > 100k sale of $34.1 million of Michigan $800,000 Branch deposits. CDs < 100k MMDA & Sav $600,000 . September 2019 Quarter NOW & Other reflects the purchase of $148.5 Trans. $400,000 Demand million due to F&M acquisition. $200,000 $0 2017 2017 2018 2018 2018 2018 Dec-18 Mar-19 Jun-19 Sep-19 FQ3 FQ4 FQ1 FQ2 FQ3* FQ4 Deposit Composition - Quarter Lookback ($000) 2017 FQ3 2017 FQ4 2018 FQ1 2018 FQ2 2018 FQ3* 2018 FQ4 Dec-18 Mar-19 Jun-19 Sep-19 Demand $98,804 $221,761 $226,889 $230,559 $232,319 $225,420 $309,691 $332,695 $319,211 $383,458 NOW & Other Trans. 721 1,457 848 1,248 931 1,311 15,017 1,310 920 389 MRQ MMDA & Sav 181,002 228,511 224,780 215,666 213,796 206,644 318,338 333,849 303,969 359,078 Cost of Deposits CDs < 100k 127,673 177,659 172,403 187,230 184,560 195,157 225,371 219,571 240,152 256,539 1.15% CDs > 100k 110,933 113,116 116,149 113,912 112,929 117,997 139,095 143,224 151,207 162,286 Total Deposits $519,133 $742,504 $741,069 $748,615 $744,535 $746,529 $1,007,512 $1,030,649 $1,015,459 $1,161,750 * 2018 FQ3 - Demand Deposits Net of Preferred Stock Proceeds Less Issuance Costs Source: SEC filings 12

Loan Graphs Agricultural Loans as % of Total Loan Classified Assets by Loan Type Portfolio Consumer 1% Consumer C&I AG RE 5% 14% 20% Residential RE 18% AG Operating 5% AG 11% Commercial Residential RE 66% 17% CRE 43% Agricultural Loans by Major Product Type Agricultural Loans by Industry Other Operating Lines 13% 24% Secured Real Row Crop Estate 35% 48% Dairy 25% Term Debt 28% Owned & (1) Based on Call Report codes Rented Land (2) Based on NAICS code on Tax Return 27% (3) Concentrated Animal Feeding Operation Source: Company Documents 13

Market Demographics  CZWI operates in diverse markets within the northwestern region of Wisconsin, metro Twin Cities and the Mankato, Minnesota MSA Eau Claire: . Features a broad-based, diverse economy, which is driven by commercial, retail and medical industries Mankato: . The Mankato market also possesses a broad-based, diverse economy Eau Claire Area Employers Mankato Area Employers Source: S&P Global Market Intelligence, eauclairedevelopment.com, greatermankato.com, Google Images 14

Citizens Community Bancorp Inc.

Net Interest Margin Analysis

($ Dollars in Thousands)	Quarter ended September 30, 2019 Average Balance	Interest Income/ Expense	Average Yield/ Rate	Quarter ended June 30, 2019 Average Balance	Interest Income/ Expense	Average Yield/ Rate
Average interest earning assets:						
Cash and cash equivalents	$ 32,376	$ 203	2.49%	$ 30,076	$ 171	2.28%
Loans receivable	1,143,252	14,646	5.08%	1,023,447	12,976	5.09%
Interest-bearing deposits	5,577	34	2.42%	5,967	35	2.35%
Investment securities (1)	185,921	1,174	2.56%	158,991	996	2.60%
Non-marketable equity securities, at cost	13,072	166	5.04%	12,114	158	5.23%
Total interest earning assets	$ 1,380,198	$ 16,223	4.67%	$ 1,230,595	$ 14,336	4.68%
Average interest-bearing liabilities:						
Total deposits	$ 1,005,084	$ 3,371	1.33%	$ 880,657	$ 2,926	1.33%
FHLB Advances & Other Borrowings	169,908	1,259	2.94%	165,733	1,327	3.21%
Total interest bearing liabilities	$ 1,174,992	$ 4,630	1.56%	$ 1,046,390	$ 4,253	1.63%
Net interest income		$ 11,593			$ 10,083	
Interest Rate Spread			**3.11%**			**3.05%**
Net interest margin			**3.34%**			**3.30%**

(1) Fully taxable equivalent. The average yield on tax exempt securities is computed on a tax equivalent basis using a tax rate of 21% for the quarters ended September 30, 2019 and June 30, 2019.

15

Subsequent Event •In the fourth quarter, the Company will record a discrete tax credit of approximately $350 thousand and reduce goodwill by approximately $300 thousand, which will increase tangible book value by $0.06 per share. This is due to the Company's evaluation of the new tax guidance which will eliminate its deferred tax liability (DTL) on all acquired BOLI polices. •The Tax Cuts and Jobs Act of 2017 (“TCJA”) modified the tax-fee treatment of certain acquired life insurance policies. Under the TCJA, if a life insurance policy is acquired thru a “reportable policy sale”, then any future death benefits are no longer tax-free. •After TCJA was signed, the Company acquired both United Bank and F&M. Both of these acquisitions had selected portions of acquired bank owned life insurance (“BOLI”) that the TCJA changes applied to. As such, the Company established a DTL for the taxable portion of affected BOLI policies. •At the time of passage, it was not known whether Congress intended to have this provision apply to corporate acquisitions (i.e. where life insurance policies are held by the target). The U.S. Department of Treasury responded by issuing Notice 2018-41, which said that regulations will be issued with guidance on how to apply TCJA to various scenarios. •On October 25, 2019, the Department of Treasury released regulations which clarified that ordinary course business transactions (such as mergers or acquisitions) involving businesses that own life insurance contracts was not intended by Congress to fall within the meaning of a reportable policy sale. For the Company, this now means that certain acquired BOLI (from United Bank and F&M) will retain their tax-free status. • Impact of this tax regulation will have an effect on the Company’s consolidated financial position and results of operations in the fourth quarter. The tax impact related to the 2019 F&M acquisition will impact goodwill as management considered uncertain tax position at the merger and determined that subsequent IRS clarification to the tax law that existed as of July 1, 2019 will result in an adjustment to our initially recoded goodwill. As such, in the fourth quarter, the Company will eliminate the DTL associated with the certain acquired F&M of BOLI contracts by approximately $350 thousand and reduce goodwill by $350 thousand. • In addition, the BOLI contracts acquired in connection with the 2018 United Bank acquisition resulted in recording a deferred tax liability and corresponding adjustment to goodwill at the time of the acquisition of United Bank. The Company follows FASB’s ASU 2015-16 guidance related to business combinations and that guidance requires companies to recognize any subsequent changes to estimated fair value measurement at the time of the acquisition through the income statement. As such, in the fourth quarter, the Company will eliminate the DTL associated with the certain acquired United Bank BOLI contracts and record a discrete tax credit reduction of approximately $300 thousand. 16

Recent Franchise Expansion  CZWI has been focused on transforming the Company away from a consumer based bank into a commercial focused operation, creating a strengthened franchise value through this process 2016 Acquisition of 2 Central Bank branches in Northwestern WI: $27.1 million deposits 2016 Acquisition of Community Bank of Northern Wisconsin (Rice Lake, WI): $167 million in assets 2017 Acquisition of Wells Financial Corp. (Wells, MN): $256 million in assets 2018 Acquisition of United Bank (Osseo, WI): $315 million in assets 2019 Acquisition of F. & M. Bank (Tomah Wisconsin): $192 million in assets as of June 30, 2019 Source: SEC filings; Note: transaction terms based on announcement 17

Branch Locations as of July 1, 2019 CZWI Locations Source: S&P Global Market Intelligence 18

Disciplined Acquisition Strategy Areas of Potential Acquisition Opportunities Duluth Superior Rice Lake Eau Claire Minneapolis Wausau St. Paul Mankato Mason City La Crosse Winona Rochester Source: FIG Partners, S&P Global Market Intelligence 19

Appendix 20

Citizens Community Bancorp Inc.

Reconciliation of Non-GAAP Financial Measures

Reconciliation of GAAP Earnings and Core Earnings (non-GAAP):

	FY 2016	FY 2017	FY 2018	Dec-18	Mar-19	Jun-19	Sep-19
GAAP pre-tax earnings	$ 3,859	$ 3,822	$ 6,609	$ 1,822	$ 1,275	$ 5,607	$ 1,664
Merger related costs (1)	701	1,860	463	1,057	659	206	2,911
Branch closure costs (2)	839	951	26	12	15	-	-
Settlement proceeds (3)	-	(283)	-	-	-	-	-
FHLB borrowings prepayment fee (4)	-	104	-	-	-	-	-
Audit and Financial Reporting (5)	-	-	-	135	358	-	-
Gain on sale of branch	-	-	-	-	-	(2,295)	-
Pre-tax income as adjusted before income taxes (6)	5,399	6,454	7,098	3,026	2,307	3,518	4,575
Provision for income tax on net income as adjusted (7)	1,836	2,233	1,798	932	584	943	1,180
Tax cuts and Jobs Act of 2017 (8)	-	-	338	-	-	-	-
Total provision income tax	1,836	2,233	2,136	932	584	943	1,180
Net income as adjusted after income taxes (non-GAAP) (6)	$ 3,563	$ 4,221	$ 4,962	$ 2,094	$ 1,723	$ 2,575	$ 3,395
GAAP diluted earnings per share, net of tax	$ 0.49	$ 0.46	$ 0.58	$ 0.12	$ 0.09	$ 0.37	$ 0.11
Merger related costs, net of tax	0.09	0.22	0.06	0.06	0.05	0.01	0.19
Branch related costs, net of tax	0.09	0.12	-	-	-	-	-
Settlement proceeds	-	(0.03)	-	-	-	-	-
FHLB borrowings prepayment fee	-	0.01	-	-	-	-	-
Tax Cuts and Jobs Act of 2017 tax provision (8)	-	-	0.04	-	-	-	-
Audit and Financial Reporting, net of tax	-	-	-	0.01	0.02	-	-
Gain on sale of branch	-	-	-	-	-	(0.15)	-
Diluted earnings per share, as adjusted, net of tax (non-GAAP)	$ 0.67	$ 0.78	$ 0.68	$ 0.19	$ 0.16	$ 0.23	$ 0.30
Average diluted shares outstanding	5,257,304	5,378,548	7,335,247	10,967,386	10,986,466	10,994,470	11,276,005

21

Reconciliation of Non-GAAP Financial Measures (1) Costs incurred are included as professional fees and other non-interest expense in the consolidated statement of operations and include costs of $61,000, $160,000, $119,000 and $461,000 for the quarters ended September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively, and $350,000 and $565,000 for the years ended September 30, 2018 and September 30, 2017, respectively, which are nondeductible expenses for federal income tax purposes. (2) Branch closure costs include severance pay recorded in compensation and benefits, accelerated depreciation expense and lease termination fees included in occupancy and other costs included in other non-interest expense in the consolidated statement of operations. In addition, other non-interest expense includes costs related to the reduction in valuation of the Ridgeland branch office in the fourth quarter of fiscal 2017. Professional services includes legal costs related to the sale of the sole Michigan branch included in these Branch closure costs during the quarters ended December 31, 2018, March 31, 2019 and June 30, 2019. (3) Settlement proceeds includes litigation income from a JP Morgan Residential Mortgage Backed Security (RMBS) claim. This JP Morgan RMBS was previously owned by the Bank and sold in 2011. (4) The prepayment fee to restructure our FHLB borrowings is included in other non-interest expense in the consolidated statement of operations. (5) Audit and financial reporting costs include additional audit and professional fees related to the change in our year end from September 30 to December 31. (6) Net income as adjusted is a non-GAAP measure that management believes enhances the markets ability to assess the underlying business performance and trends related to core business activities. (7) Provision for income tax on net income as adjusted is calculated at our effective tax rate for each respective period presented. (8) As a result of the Tax Cuts and Jobs Act of 2017, we recorded a one-time net tax provision of $275 in the first quarter of 2018, which is included in provision for income taxes expense in the consolidated statement of operations. 22

Citizens Community Bancorp Inc.

Reconciliation of Non-GAAP Financial Measures

Return on Average Assets (ROAA) as Adjusted

(In thousands except ROAA and ROAA as adjusted)

	2016	2017	2018	Dec-18	Mar-19	Jun-19	Sep-19
Net Income (annualized for Dec 2018, Mar 2019, June 2019 & Sept 2019)	$ 2,573	$ 2,499	$ 4,283	$ 5,044	$ 3,812	$ 16,473	$ 4,896
Net Income as adjusted (annualized for Dec 2018, Mar 2019, June 2019 & Sept 2019)	$ 3,563	$ 4,260	$ 5,021	$ 8,704	$ 7,393	$ 10,328	$ 13,469
Average assets	638,007	731,407	954,912	1,189,322	1,300,512	1,334,860	1,454,455
Return on average assets (annualized for Dec 2018, Mar 2019, June 2019 & Sept 2019)	**0.40%**	**0.34%**	**0.45%**	**0.42%**	**0.29%**	**1.23%**	**0.34%**
Return on average assets as adjusted (annualized for Dec 2018, Mar 2019, June 2019 & Sept 2019)	**0.56%**	**0.58%**	**0.53%**	**0.73%**	**0.57%**	**0.77%**	**0.93%**

Return on Average Tangible Common Equity (ROATCE)

(In thousands except ROATCE and ROATCE as adjusted)

	2016	2017	2018	Dec-18	Mar-19	Jun-19	Sep-19
Common Equity	$ 64,544	$ 73,483	$ 135,847	138,187	138,380	143,242	148,029
Less: Goodwill	(4,663)	(10,444)	(10,444)	(31,474)	(31,474)	(31,474)	(31,841)
Less: Core Deposit and other intangibles	(872)	(5,449)	(4,805)	(7,501)	(7,174)	(6,828)	(7,999)
Tangible Common Equity (TCE)	**$ 59,009**	**$ 57,590**	**$ 120,598**	**$ 99,212**	**$ 99,732**	**$ 104,940**	**$ 108,189**
Average Tangible Common Equity	$ 57,891	$ 58,300	$ 89,094	$ 109,905	$ 99,472	$ 102,336	$ 106,565
Net Income (annualized for Dec 2018, Mar 2019, June 2019 & Sept 2019)	$ 2,573	$ 2,499	$ 4,283	$ 5,044	$ 3,812	$ 16,473	$ 4,896
Net Income as adjusted (annualized for Dec 2018, Mar 2019, June 2019 & Sept 2019)	$ 3,563	$ 4,260	$ 5,021	$ 8,704	$ 7,393	$ 10,328	$ 13,469
ROATCE (annualized for Dec 2018, Mar 2019, June 2019 & Sept 2019)	**4.4%**	**4.3%**	**4.8%**	**4.6%**	**3.8%**	**16.1%**	**4.6%**
ROATCE as adjusted (annualized for Dec 2018, Mar 2019, June 2019 & Sept 2019)	**6.2%**	**7.3%**	**5.6%**	**7.9%**	**7.4%**	**10.1%**	**12.6%**

23

Citizens Community Bancorp Inc.

Reconciliation of Non-GAAP Financial Measures

Effiency Ratio as Adjusted

(In thousands except Efficiency Ratio and Efficiency Ratio as adjusted)

	2016	2017	2018	Dec-18	Mar-19	Jun-19	Sep-19
Non-interest Expense (GAAP)	$ 20,058	$ 22,878	$ 29,764	$ 9,794	$ 9,894	$ 9,389	$ 12,975
Merger related costs	(701)	(1,860)	(463)	(1,057)	(659)	(206)	(2,911)
Branch Closure costs	(839)	(951)	(26)	(12)	(15)	-	-
Audit and financial reporting	-	-	-	(135)	(358)	-	-
Prepayment fee	-	(104)	-	-	-	-	-
Non-interest expense as adjusted	$ 18,518	$ 19,963	$ 29,275	$ 8,590	$ 8,862	$ 9,183	$ 10,064
Non-interest income	$ 3,915	$ 4,751	$ 7,370	$ 2,526	$ 2,332	$ 5,238	$ 3,621
Net interest margin	20,077	22,268	30,303	10,040	10,062	10,083	11,593
Efficiency ratio denominator (GAAP)	23,992	27,019	37,673	12,566	12,394	15,321	15,214
Gain on sale of branch	-	-	-	-	-	(2,295)	-
Settlement proceeds	-	(283)	-	-	-	-	-
Efficiency ratio denominator as adjusted	$ 23,992	$ 26,736	$ 37,673	$ 12,566	$ 12,394	$ 13,026	$ 15,214
Efficiency ratio	**84%**	**85%**	**79%**	**78%**	**80%**	**61%**	**85%**
Efficiency ratio as adjusted	**77%**	**75%**	**78%**	**68%**	**72%**	**70%**	**66%**

Tangible Book Value Per Share (TBVPS) as Adjusted

(In thousands except Shares Outstanding, TBVPS and TBVPS as adjusted)

	2016	2017	2018	Dec-18	Mar-19	Jun-19	Sep-19
Total Stockholders' equity	$ 64,544	$ 73,483	$ 135,847	$ 138,187	$ 138,380	$ 143,242	$ 148,029
Less: Goodwill	(4,663)	(10,444)	(10,444)	(31,474)	(31,474)	(31,474)	(31,841)
Less: Core deposit and intangibles	(872)	(5,449)	(4,805)	(7,501)	(7,174)	(6,828)	(7,999)
Tangible common equity (non-GAAP)	**$ 59,009**	**$ 57,590**	**$ 120,598**	**$ 99,212**	**$ 99,732**	**$ 104,940**	**$ 108,189**
Shares outstanding	5,260,098	5,888,816	10,913,853	10,953,512	10,990,033	10,982,008	11,270,710
Book Value	**$ 12.27**	**$ 12.48**	**$ 12.45**	**$ 12.62**	**$ 12.59**	**$ 13.04**	**$ 13.13**
TBVPS	**$ 11.22**	**$ 9.78**	**$ 11.05**	**$ 9.06**	**$ 9.07**	**$ 9.56**	**$ 9.60**

24